UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2025

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 128
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

Rackspace Technology, Inc. (the “Company” or “Rackspace”) is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2025 (the “Original Form 8-K”) solely for the purpose of disclosing the material terms of the separation agreement and release of claims with Amar Maletira, the Company’s former Chief Executive Officer, which was entered into on September 6, 2025. Other than as set forth in this Explanatory Note, this amendment does not amend any other disclosures in the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2025, in connection with the previously announced appointment by the Company of Gajen Kandiah as the Company’s Chief Executive Officer effective September 3, 2025, the Company entered into a separation agreement and release of claims (the “Separation Agreement”) with Mr. Maletira. Subject to the effectiveness of the release, Mr. Maletira will be eligible to receive separation payments and benefits including (i) 18 months of salary and target bonus payments, (ii) a pro-rata bonus for 2025 and (iii) a lump-sum payment equal to 18 months of COBRA premiums and associated taxes due by Mr. Maletira in connection with such payment, in each case, as provided for under his employment agreement, which was previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2022. Mr. Maletira’s outstanding equity awards will also accelerate and vest as provided for under his employment agreement, and his unvested performance-cash awards will remain eligible for vesting and payment, to the extent set forth in the separation agreement.

The summary of the Separation Agreement is not complete and is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.2	Separation Agreement by and between Rackspace Technology, Inc. and Amar Maletira, dated September 6, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	September 11, 2025	By:	/s/ Michael Bross
Michael Bross
Senior Vice President, Chief Legal Officer and Corporate Secretary